ASG DIVERSIFYING STRATEGIES FUND

Supplement dated November 19, 2012 to the ASG Diversifying Strategies Fund Summary Prospectus and Prospectus, each dated May 1, 2012, as each may be revised and supplemented from time to time.

Effective immediately, the Barclay Fund of Funds Index will replace the HFRI Fund of Funds Composite Index as the ASG Diversifying Strategies Fund’s secondary benchmark. The 3-month London Interbank Offered Rate (LIBOR) will remain as the Fund’s primary benchmark.

Effective immediately, the “Average Annual Total Returns” chart and the corresponding footnote in the Fund’s Summary Prospectus is amended and restated as follows:

Average Annual Total Returns (for the periods ended December 31, 2011)	Past 1 Year	Life of Fund (8/3/09)
ASG Diversifying Strategies Fund Class A – Return Before Taxes	-8.36%	2.70%
Return After Taxes on Distributions	-9.66%	0.79%
Return After Taxes on Distributions & Sale of Fund Shares	-5.44%	1.34%
Class C – Return Before Taxes	-4.37%	4.44%
Class Y – Return Before Taxes	-2.48%	5.46%
3-month London Interbank Offered Rate (LIBOR) (Calculated from August 1, 2009)[1]	0.27%	0.33%
Barclay Fund of Funds Index (Calculated from August 1, 2009)[2]	-6.22%	1.04%
HFRI Fund of Funds Composite Index (Calculated from August 1, 2009)	-5.72%	1.63%

1	Prior to May 1, 2012, the Fund’s prospectus listed the Fund’s primary benchmark as HFRI Fund of Funds Composite Index, an unmanaged, equally-weighted hedge fund index. As of May 1, 2012 3-month London Interbank Offered Rate (LIBOR) is listed as the Fund’s primary benchmark because AlphaSimplex believes that 3-month LIBOR provides an appropriate comparison in light of the Fund’s absolute return strategy.
2	Effective November 19, 2012 the Barclay Fund of Funds Index replaced the HFRI Fund of Funds Composite Index as the Fund’s secondary benchmark because AlphaSimplex believes the index is an appropriate representation of hedge fund industry performance.